New Accounting Standards	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
New Accounting Standards

(3)	New Accounting Standards
Presentation of Comprehensive Income
In February 2013, the Financial Accounting Standards Board (the “FASB”) issued updated guidance regarding the presentation of comprehensive income requiring an entity to provide information about the amounts reclassified from accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the income statement or in the notes, significant amounts reclassified from accumulated other comprehensive income by the respective income statement line item. This new guidance became effective for the Company beginning in the first quarter of 2013, and did not have an impact on our results of operations or financial position. See Note 15.
Presentation of Liabilities for Unrecognized Tax Benefits
In July 2013, the FASB issued new guidance requiring an entity to present an unrecognized tax benefit as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. The new guidance is effective for interim and annual periods beginning after December 15, 2013. Early adoption and retrospective adoption are permitted. During the quarter ended December 31, 2013, we early adopted and retrospectively applied this guidance, resulting in an increase in noncurrent deferred tax liabilities and a decrease in other long-term liabilities of $35.0 million and $22.4 million at December 31, 2013 and 2012, respectively. Our adoption had no impact on our results of operations or cash flows in the three year period ended December 31, 2013, except that the current and deferred components of our total income tax provision or benefit were reclassified to conform with this guidance. See Note 11(a) and 11(b).